         STOCKHOLDERS AGREEMENT


         This STOCKHOLDERS AGREEMENT (this "Agreement") is entered into and effective as of December 15, 1997 among AHC I Acquisition Corp., a Delaware corporation (the "Company"), DLJ Merchant Banking Partners II, L.P., a Delaware limited partnership ("DLJMBII"), each DLJMB Party (as defined below), the other signatories hereto, and each other holder of record of Shares (as defined below) who may hereafter be bound by the terms hereof (each DLJMB Party, the other signatories hereto (excluding the Company) and each other Person (as defined below) that hereafter may become a party hereto as contemplated hereby being hereinafter referred to individually as a "Party" and collectively as the "Parties").


         W I T N E S S E T H:

         WHEREAS, the Company has authorized 5,000,000 shares of common stock, $0.01 par value per share (the "Common Shares");

         WHEREAS, the Company has authorized 5,000,000 shares of preferred stock, $0.01 par value per share (the "Preferred Shares"); and

         WHEREAS, the parties hereto are entering into this Agreement in order to define certain rights and obligations of such parties.

         NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:


         ARTICLE I

         GENERAL PROVISIONS;
         REPRESENTATIONS AND WARRANTIES

         I.1 Certain Terms. In addition to the terms defined elsewhere herein, when used herein the following terms shall have the meanings indicated:

                  "Accredited Investor" shall have the meaning set forth for such term in Regulation D.

                  "Adverse Person" means Persons that are competitors of the Company, former or present suppliers, customers or employees of the Company or any other Persons, in each case as the Board of Directors reasonably designates as such from time to time.

                  "Affiliate" means, with respect to any Person, any Person controlling, controlled by, or under common control with such Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Arcade Acquisition Agreement" means the Stock Purchase Agreement, dated November 14, 1997, by and among the Company, Arcade Holding Corporation, a Delaware corporation, and the signatories thereto, as amended by that certain First Amendment to Securities Purchase Agreement, dated as of December 2, 1997, and by that certain Second Stock Purchase Agreement, dated as of December 12, 1997.

                  With respect to any Capital Shares, "beneficial" ownership or "beneficially" owned shall have the same meaning as in Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

                  "Board of Directors" means the board of directors of the Company.

                  "Bridge Party" means Scratch & Sniff Funding, Inc., and its successors, and any Permitted Minority Transferee of a Bridge Party.

                  "Bridge Purchase Agreement" means the Securities Purchase Agreement, dated as of the date hereof, by and among the Company, AHC I Merger Corp., a Delaware corporation, and Scratch & Sniff Funding, Inc., a Delaware corporation.

                  "Capital Shares" means any and all shares, interests, participations, or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), and any and all warrants, options, or other rights to purchase or acquire any of the foregoing.

                  "Common Share Equivalents" means (without duplication with any other Common Shares or Common Share Equivalents) rights, warrants, options, convertible securities, or exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Shares or securities convertible or exchangeable into Common Shares, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

                  "Demand Holder" means DLJMB.

                  "DLJMB Party" means each of DLJMBII, DLJ Merchant Banking Partners II-A, L.P., DLJMB Funding II, Inc., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJ First ESC L.P., DLJ Offshore Partners II, C.V., DLJ EAB Partners, L.P. and UK Investment Plan 1997 Partners.

                  "DLJMB" means all DLJMB Parties and Permitted Transferees; provided, that DLJMBII shall have authority to act hereunder on behalf of DLJMB.

                  "DLJSC" means Donaldson, Lufkin & Jenrette Securities Corporation or any successor thereto.

                  "Existing Arcade Investors" means Roger L. Barnett, Craig Barnett, Hubert Brown, Gordon W. Jones and Liberty Partners Holdings 4, L.L.C.

                  "Fully-Diluted Common Shares" means, at any time, the then outstanding Common Shares of the Company plus (without duplication) all Common Shares issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then-outstanding Common Share Equivalents.

                  "GAAP" means the generally accepted accounting principles in the United States of America as in effect at the applicable time.

                  "Holder" means any Party that holds Shares or Common Share Equivalents.

                  "Initial Holdings" means, with respect to each Party as of the date of this Agreement, the number of Fully-Diluted Common Shares set forth on Schedule I beside such Party's name.

                  "Minority Investors" means the Parties other than DLJMB.

                  "Permitted Minority Transferee" means DLJMB and (i) in the case of a Bridge Party, (A) any transferee of all or any portion of the Notes issued pursuant to the Bridge Purchase Agreement and (B) any Affiliate of such Bridge Party or such a transferee and (ii) with respect to any other Minority Investor, (A) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders of, members or general or limited partners of which, include only such Minority Investor, their spouse or one or more children of such Minority Investor, and (B) the heirs, executors, administrators or testamentary trustees, legatees or beneficiaries of such Minority Investor.

                  "Permitted Transferee" means in the case of any DLJMB Party,
(A) any other DLJMB Party, (B) any general or limited partner of any such entity (a "DLJMB Partner"), and any corporation, partnership, or other entity which is an Affiliate of any DLJMB Partner (collectively, the "DLJMB Affiliates"), (C) any managing director, general partner, director, limited partner, officer or employee of such DLJMB Party or a DLJMB Affiliate, or the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the foregoing Persons referred to in this clause (C)

(collectively, "DLJMB Associates"), (D) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which, include only such DLJMB Party, DLJMB Affiliates, DLJMB Associates, their spouses or their lineal descendants and (E) a voting trustee for one or more DLJMB Parties, DLJMB Affiliates or DLJMB Associates under the terms of a voting trust.

                  "Person" means any natural person, corporation, limited liability company, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust, or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof.

                  "Qualified IPO" means a consummated initial public offering of Common Shares which is underwritten on a firm commitment basis by a nationally-recognized investment banking firm, the proceeds of which are greater than $30 million.

                  "Registrable Securities" means the Shares, whether acquired before or after the date hereof, and any other securities issued or issuable with respect to such Shares by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, that any Registrable Security will cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has been declared effective by the SEC and it has been disposed of pursuant to such effective registration statement or (b) (i) it has been otherwise transferred, (ii) in connection with such transfer, the Company has delivered a new certificate or other evidence of ownership for it not bearing the any restrictive legend and (iii) it may be resold by the holder thereof without (x) registration under the Securities Act or (y) volume restrictions pursuant to Rule 144 under the Securities Act.

                  "Regulation D" means Regulation D as promulgated under the Securities Act, as amended from time to time.

                  "SEC" means the Securities and Exchange Commission or any successor governmental agency.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

                  "Selling Holder" means a Party who is selling Registrable Securities pursuant to a registration statement under the Securities Act effected pursuant to the terms hereof.

                  "Senior Preferred" means the 15% Senior Preferred Stock due 2012, par value $0.01 share, of the Company.

                  "Shares" means Common Shares, shares of Senior Preferred, or any combination thereof.

                  "Subsidiary" means (i) any corporation or other entity a majority of the Capital Shares of which having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is at the time owned, directly or indirectly, with power to vote, by the Company or any direct or indirect Subsidiary of the Company or (ii) a partnership in which the Company or any direct or indirect Subsidiary is a general partner.

         I.2      Representations and Warranties.

                  (a) Each of the Parties (as to itself only) represents and warrants to the Company and the other Parties that:

                           (i) it has full power and authority to execute,
deliver, and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance by it of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action;

                           (ii) this Agreement has been duly and validly
executed and delivered by such Party and constitutes the binding obligation of such Party enforceable against such Party in accordance with its terms; and

                           (iii) the execution, delivery and performance by
such Party of this Agreement and the consummation by such Party of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (A) violate any provision of law, statute, rule, or regulation to which it is subject, (B) violate any order, judgment, or decree applicable to it, or (C) conflict with, or result in a breach or default under, any term or condition of its articles or certificate of incorporation or by-laws, certificate of limited partnership or partnership agreement or other organizational document, as applicable, or any agreement or other instrument to which such Party is a party or by which such Party is bound.

                  (b) The Company hereby represents and warrants to each Party that:

                           (i) it is a corporation duly organized, validly
existing, and in good standing under the laws of the State of Delaware, it has full corporate power and authority under its certificate of incorporation to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action;

                           (ii) this Agreement has been duly and validly
executed and delivered by the Company and constitutes the binding obligation thereof enforceable against the Company in accordance with its terms; and

                           (iii) the execution, delivery and performance by the
Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (A) violate any provision of law, statute, rule, or regulation to which the Company is subject, (B) violate any order, judgment, or decree applicable to the Company, or (C) conflict with, or result in a breach or default under, any term or condition of its certificate of incorporation or by-laws or any agreement or other instrument to which the Company is a party or by which it is bound.


ARTICLE II

MANAGEMENT OF THE COMPANY;
ACTIVITIES OF THE PARTIES

         II.1     Board of Directors.

                  (a) Except as otherwise provided in this Section 2.1(a), the number of members of the Board of Directors of the Company shall be fixed at six. DLJMB shall have the right to designate four individuals to serve as members of the Board of Directors. The Existing Arcade Investors shall have the right to designate (by a majority in interest of the Existing Arcade Investors) one individual to serve as a member of the Board of Directors. In addition, the individual serving as the Chief Executive Officer of the Company from time to time as elected by the Board of Directors shall serve as a member of the Board of Directors. The Parties and the Company shall take all action within their respective powers, including, but not limited to, the nomination of candidates as specified above, on any slate of nominees for directors proposed by the Company, the voting of Capital Shares of the Company (to the extent that any such Person holds Capital Shares of the Company entitled to vote thereon; provided, that nothing set forth herein shall require any Party hereto to exercise any right to acquire Capital Shares of the Company) and the giving of consents, required to cause (i) the Board of Directors to include four directors designated by DLJMB (the "DLJMB Designees"), (ii) the Board of Directors to include one director designated by the Existing Arcade Investors and (iii) the Board of Directors to include the Chief Executive Officer of the Company. The Parties and the Company also shall take all such action to cause two of the DLJMB Designees (as designated by DLJMB) to serve as members of each committee of the Board of Directors, including, without limitation, the Audit Committee and the Compensation

Committee of the Board of Directors, and a DLJMB Designee shall serve as chairman of each such committee. The provisions of this Section 2.1 are subject to any rights to elect additional directors granted pursuant to the terms of any Preferred Shares or pursuant to the terms of any indebtedness for borrowed money of the Company or any of its Subsidiary.

                  (b) In the event that any director (a "Withdrawing Director") designated in the manner set forth in Section 2.1(a) is unable to serve, or once having commenced to serve, is removed or withdraws from the Board of Directors, such Withdrawing Director's replacement (the "Substitute Director") on the Board of Directors (and, if applicable, any committee) shall be designated in accordance with Section 2.1(a). The Company and each of the Parties agrees to take all action within its or his power, including, but not limited to, (i) the voting of Capital Shares of the Company to cause the election of such Substitute Director as soon as practicable following his designation and (ii) the instructing of any directors that it previously nominated to serve as members of the Board of Directors, as the first order of business at the first meeting thereof after such Substitute Director has been so designated, to vote to seat such designated Substitute Director as a director in place of the Withdrawing Director.

                  (c) Each of the Parties agrees that it will at all times vote as a stockholder of the Company (to the extent such Party has the right to vote its Capital Shares of the Company), provide any necessary consents and use all reasonable efforts to cause those individuals whom it has nominated to serve as a member of, or elected to, the Board of Directors, if any, to vote as a director of the Company in such a manner as to ensure that the terms and intention of this Agreement, and the certificate of incorporation and the by-laws of the Company are carried out and observed. In addition, each of the Parties agrees that it will not vote any Capital Shares of the Company to cause the removal from the Board of Directors of any directors designated by DLJMB or the Existing Arcade Investors, except as set forth in Section 2.1(d) hereof.

                  (d) If a director designated and elected pursuant to Section 2.1(a) hereof has been designated by DLJMB or the Existing Arcade Investors and such designating Party requests that such director be removed (with or without cause) by written notice thereof to the other Parties, then such director shall be removed, with or without cause, upon the affirmative vote of holders of a majority of the outstanding Capital Shares of the Company entitled to vote thereon, and each Party hereby agrees to vote all Capital Shares of the Company owned or held of record by such Party to effect such removal upon such request. No director designated by DLJMB or the Existing Arcade Investors shall otherwise be involuntarily removed as a director of the Company (or as a member of any committee of the Board of Directors with respect to a director designated by DLJMB), except (i) for cause or (ii) with respect to a director designated by the Existing Arcade Investors, at such time as the Existing Arcade Investors cease to own at least five percent of the Fully-Diluted Common Shares.

         II.2 Termination of Rights. The rights of the Existing Arcade Investors under Section 2.1 and the obligations of the other Parties with respect to a director designated by the Existing Arcade Investors shall terminate upon the first to occur of (i) the termination or expiration of this Agreement or (ii) such time as the Existing Arcade Investors cease to own at least five percent of the Fully-Diluted Common Shares.

         II.3 Quorum. The by-laws of the Company shall provide that a quorum of the Board of Directors must include at least two DLJMB Designees.

         II.4 Director's Expenses. Members of the Board of Directors shall be entitled to reimbursement for all reasonable out-of-pocket expenses incurred in connection with their service as directors of the Company.

         II.5 Exclusive Financial Advisor and Investment Banking Advisor. During the five-year period beginning on the date hereof, DLJSC, or any Affiliate of DLJSC that DLJMB or DLJSC may choose in their sole discretion, shall be engaged as the exclusive financial and investment banking advisor for the Company and its subsidiaries pursuant to the terms of an agreement substantially in the form of the agreement attached hereto as Exhibit A.

         II.6 Certain Transactions. The Parties and the Company agree that, without the consent of the Existing Arcade Investors, the Company shall not, directly or indirectly, enter into any transaction, including without limitation the purchase, sale, lease or exchange of any property (including securities), the rendering of any service or the making of any investments, loans or advances, with any Affiliate, except for (i) transactions on terms no less favorable to the Company than could be obtained in an arm's-length transaction as determined and approved in good faith by a majority of the members of the Board of Directors, (ii) transactions contemplated by this Agreement, the Arcade Acquisition Agreement and the Bridge Purchase Agreement,
(iii) transactions with any wholly-owned Subsidiary of the Company, (iv) indemnification provisions of applicable laws and the Certificate of Incorporation and By-laws of the Company, (v) arrangements entered into at, or simultaneously with, the closing of the Arcade Acquisition Agreement and (vi) as contemplated by Section 2.5.


ARTICLE III

PREEMPTIVE RIGHTS

         III.1 Right of Participation. In the event the Company proposes to issue or sell Common Shares or Common Share Equivalents (the "Offered Securities"), the Company shall, no later than 20 days prior to the consummation of such transaction (a "Preemptive Rights Transaction"), give notice in writing of such Preemptive Rights Transaction (the "Offer Notice") to the Parties holding Common Shares. The Offer Notice shall describe the proposed Preemptive Rights Transaction and contain an offer

(the "Preemptive Rights Offer") to sell to each such Party who certifies (to the reasonable satisfaction of the Company) that such Party is an Accredited Investor (an "Accredited Offeree"), at the same price and for the same consideration to be paid by the proposed purchaser, all or part of such Accredited Offeree's pro rata portion of the Offered Securities (which shall be such Accredited Offeree's percentage ownership of the Fully-Diluted Common Shares).

         III.2 Procedures for Participation. Within 15 days after its receipt of the Offer Notice, each Accredited Offeree shall deliver to the Company a written notice (the "Acceptance Notice") specifying whether or not it desires to accept the Offer, whereupon each Accredited Offeree, who has elected to accept the Preemptive Rights Offer, shall be obligated to purchase its pro rata share of the Offered Securities at the closing of the Preemptive Rights Transaction, if and when it occurs. Except to the extent the Preemptive Rights Offer has been duly accepted pursuant to this Section 3.2 and the Acceptance Notice, the Company may proceed with the proposed issue or sale of the Offered Securities, free of any right on the part of any Party under this Article III in respect thereof during the 120 days following the expiration of such 15-day period at a price and on terms no less favorable to the Company than those offered to the Accredited Offerees. Common Shares or Common Share Equivalents proposed to be issued or sold by the Company after such 120-day period shall be reoffered to Accredited Offerees pursuant to the terms of this Article III.

         III.3 Exceptions to Preemptive Rights. This Section 3 shall not apply to issuances and sales (a) to employees, officers and/or directors of the Company pursuant to employee benefit or similar plan or arrangement, (b) upon exercise or conversion of any Common Share Equivalent that, when originally issued, was subject to or exempt from the preemptive rights provided herein,
(c) distributed or set aside ratably to all holders of Common Shares or Common Share Equivalents (or any class or series thereof) on a per share equivalent basis, (d) pursuant to the Arcade Acquisition Agreement or other equity investment or financing documents executed at the closing of the Arcade Acquisition Agreement or any refinancing, extension, modification or amendment with respect to any preferred equity or debt financing documents (provided that any such new preferred equity is not a Common Share Equivalent), (e) pursuant to a registered underwritten public offering or an offering pursuant to Rule 144A under the Securities Act, (f) pursuant to a merger of the Company or any subsidiary into or with another unaffiliated entity or an acquisition by the Company or any subsidiary of another unaffiliated business or corporation or
(g) to Roger Barnett in connection with an equity investment by him in the Company.


ARTICLE IV

DRAG-ALONG RIGHTS

         IV.1 Drag-Along Rights. Except for a sale pursuant to a registered public offering or pursuant to Rule 144 under the Securities Act, in the event DLJMB proposes to sell 60% or more of its Initial Holdings (DLJMB being referred to herein as the "Seller") to a third party that is not an Affiliate of DLJMB, then the Seller shall have the right, subject to the provisions of this Article IV, to require the Minority Investors (collectively, the "Drag-Along Sellers"), to include in such sale (a "Required Sale") a portion of the Fully-Diluted Common Shares held by the Drag-Along Sellers equal to the same percentage of the Fully-Diluted Common Shares held by the Seller to be sold by Seller.

         4.2      Procedures for Participation.

                  (a) The Seller shall deliver notice of the Required Sale to the Minority Investors (the "Required Sale Notice"), which shall set forth: (i) the date of such notice (the "Notice Date"), (ii) the proposed amount of consideration to be paid per share for the Common Shares (the "Sale Shares") and the other terms and conditions of payment offered by the transferee in reasonable detail, together with written proposals or agreements, if any, with respect thereto, (iv) the aggregate number of Sale Shares and (v) the proposed date of the Required Sale (the "Required Sale Date"), which shall be not less than 30 nor more than 180 days after the Notice Date.

                  (b) The Drag-Along Sellers shall cooperate in good faith with the Seller in connection with consummating the Required Sale (including, without limitation, the giving of consents and the voting of any Capital Shares of the Company held by the Drag-Along Sellers to approve such Required Sale). On the Required Sale Date, the Drag-Along Sellers shall deliver, free and clear of all liens, claims or encumbrances, a certificate or certificates and/or other instrument or instruments for its Common Shares, duly endorsed and in proper form for transfer, with the signature guaranteed, to such transferee in the manner and at the address indicated in the Required Sale Notice and the Seller shall cause each Drag-Along Seller's share of the purchase price to be paid to such Drag-Along Seller.


ARTICLE V

TAG-ALONG RIGHTS

         V.1 Tag-Along Rights. If DLJMB (DLJMB being referred to herein as the "Tag-Along Seller") desires to sell (other than pursuant to a registered public offering or pursuant to Rule 144 of the Securities Act) Common Shares in an aggregate amount of 15% or more of the Fully-Diluted Common Shares in one or a series of related transactions (a "Significant Sale"), then at least 30 days prior to the closing of such Significant Sale, the Tag-Along Seller shall make an offer (the "Participation Offer") to each Minority Investor (a "Co-Seller") to include in the proposed Significant Sale a portion of the Fully-Diluted Common Shares held by such Co-Seller equal to the same percentage of the Fully-Diluted Common Shares held by the Tag-Along Seller to be sold by the Tag-Along Seller; provided that, if the consideration to be received by the Tag-Along Seller includes any securities, only Co-Sellers who have certified to the reasonable satisfaction of the Tag-Along Seller that they are Accredited Investors ("Accredited Holders") shall be entitled to participate in such transfer, unless the transferee consents otherwise.

         V.2      Procedures for Participation.

                  (a) The Participation Offer shall describe the terms and conditions of the proposed Significant Sale and shall be conditioned upon (i) the consummation of the transactions contemplated in the Participation Offer with the transferee named therein and (ii) each Co-Seller's execution and delivery of all agreements and other documents as the Tag-Along Seller is required to execute and deliver in connection with such Significant Sale; provided, that such agreements and documents are reasonable and customary with respect to the Tag-Along Seller's participation. If any Co-Seller shall accept the Participation Offer, the Tag-Along Seller shall reduce, to the extent necessary, the number of Common Shares it otherwise would have sold in the proposed transfer so as to permit those Co-Sellers who have accepted the Participation Offer to sell the number of Common Shares that they are entitled to sell under this Section, and the Tag-Along Seller and such Co-Sellers shall transfer the number of Common Shares specified in the Participation Offer to the proposed transferee in accordance with the terms of such transfer as set forth in the Participation Offer; provided, however, that in no event shall any Co-Seller be entitled to sell a greater percentage of its Fully-Diluted Common Shares than the percentage of Fully-Diluted Common Shares of the Tag-Along Seller being sold by the Tag-Along Seller.

                  (b) Within 20 days after its receipt of the Participation Offer, each Co-Seller shall deliver to the Tag-Along Seller a written notice specifying whether or not it desires to accept the Participation Offer and the number of Common Shares that each such Co-Seller desires to sell in the Participation Offer, whereupon each such Co-Seller shall be obligated to sell such Common Shares at the closing of such Significant Sale, if and when it occurs. In the event no Co-Seller duly accepts the Participation Offer within such 20-day period, the Tag-Along Seller may proceed with the proposed transaction, free of any right on the part of a Co-Seller under this Article V in respect thereof for a period of 120 days following the expiration of such 20-day period.


ARTICLE VI

EXCEPTIONS TO DRAG-ALONG AND TAG-ALONG RIGHTS

         VI.1 Certain Events Not Deemed Transfers. In no event shall any of the following constitute a sale of Common Shares for purposes of Article IV or V or be subject to the terms hereof: (a) an exchange, reclassification, or other conversion of Common Shares into any cash, securities, or other property pursuant to a merger, consolidation, or recapitalization of the Company or any Subsidiary of the Company with, or a sale or transfer by the Company or any Subsidiary of the Company of all or substantially all its assets to, any Person or (b) a conversion of outstanding Common Share Equivalents into Common Shares in accordance with the terms thereof.

         VI.2 Permitted Transferees. Notwithstanding anything in this Agreement to the contrary, any DLJMB Party or any Permitted Transferee may, without compliance with Article IV or V, at any time transfer any or all of its Capital Shares to one or more Permitted Transferees or other DLJMB Party.


         ARTICLE VII

         TRANSFERS OF SECURITIES

         No Party may transfer any Capital Shares to any Adverse Person; provided, however, that any DLJMB Party or Permitted Transferee may at any time transfer any or all of its Capital Shares to one or more Permitted Transferees or other DLJMB Parties. Except pursuant to Articles IV and V of this Agreement, prior to the date that is the earlier of (i) the consummation of a Qualified IPO or (ii) 5 years after the date of this Agreement, no Minority Investor may transfer any Shares or Common Share Equivalents except to (x) one or more Permitted Minority Transferees or (y) pursuant to an offering of equity securities registered under the Securities Act.

         ARTICLE VIII

         REGISTRATION

         VIII.1 Request for Demand Registration.

                  (a) A Demand Holder may make a written request of the Company (a "Demand Request") for registration under the Securities Act (a "Demand Registration") of Registrable Securities.

                  (b) Each Demand Request shall specify the number of shares of Registrable Securities proposed to be sold and the intended method of distribution. Subject to Section 8.8, the Company shall file the Demand Registration with the SEC within 60 days after receiving a Demand Request (the "Required Filing Date") and shall use all commercially reasonable efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing; provided, that the Company need effect only three Demand Registrations in respect of DLJMB, unless the Company is eligible to register its Common Shares on Form S-3 under the Securities Act (in which event the Company shall effect an unlimited number of Demand Registrations in respect of DLJMB).

                  (c) Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to register any Common Shares pursuant to a Demand Request prior to the earlier of a Qualified IPO or five years from the date of this Agreement.

         VIII.2 Effective Registration and Expenses. A registration will not count as a Demand Registration until it has become effective pursuant to the Securities Act (unless the Demand Holder withdraw all their Registrable Securities, in which case such demand will count as a Demand Registration unless the Demand Holder pay all Registration Expenses in connection with such withdrawn registration), provided that if, after it has become effective, an offering of Registrable Securities pursuant to a registration is materially interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

         VIII.3 Priority on Demand Registrations. No securities to be sold for the account of any Person (including the Company) other than a Demand Holder shall be included in a Demand Registration unless the managing Underwriter or Underwriters shall advise the Demand Holder in writing that the inclusion of such securities will not potentially impede or interfere with the offering. Furthermore, in the event the managing Underwriter or Underwriters shall advise the Demand Holder that even after exclusion of all securities of other Persons pursuant to the immediately preceding sentence, the amount of Registrable Securities proposed to be included in such Demand Registration by Demand Holder is sufficiently large to potentially impede or interfere with the offering, the Registrable Securities of the Demand Holder to be included in such Demand Registration shall be allocated pro rata among the Demand Holder on the basis of the number of Registrable Securities requested to be included in such registration by the Demand Holder. Notwithstanding anything to the contrary contained in this Section 8.3, the provisions of this Section 8.3 shall be subject to the piggyback registration rights of the Minority Investors set forth in Section 8.5 below, if applicable.

         VIII.4 Multiple Demands. If the Company shall receive, within a period of 30 days, a request to file a registration statement from more than one Person who has the contractual right (whether exercisable alone or in conjunction with other rights) to require the Company to file a registration statement, all such requesting Persons shall be considered "Demand Holders" for purposes of this Article VIII; provided, that if the first request received by the Company is from any Demand Holder pursuant to Section 8.1(a), then only the Demand Holder shall be considered a "Demand Holder" and no other Person who has tendered a request shall be deemed to have requested registration of such Person's Registrable Securities for purposes of this Agreement. In the event the Company shall receive a request for a Demand Registration from any Persons (including a Demand Holder) who have the contractual right to cause the Company to do so, the Company shall promptly (and in any event within 5 days after its receipt of such request) notify all Demand Holders thereof.

         VIII.5   Piggy-Back Registration.

                  (a) Subject to the provisions of this Agreement, if the Company proposes to file a registration statement under the Securities Act with respect to an offering of any Common Shares by the Company for its own account or for the account of any of its equity holders (other than a registration statement on Form S-4 or S-8 or any substitute form that may be adopted by the SEC or any registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders), then the Company shall give written notice of such proposed filing to the Parties holding Registrable Securities as soon as practicable (but in no event less than 30 days before the anticipated effective date of such registration statement), and such notice shall offer the Parties the opportunity to register such number of Registrable Securities as each such holder may request (a "Piggyback Registration"). Subject to Section 8.5(b), the Company shall include in each such Piggyback Registration all Registrable Securities requested by the Parties to be included in the registration for such offering. Each such holder of Registrable Securities shall be permitted to withdraw all or part of such holder's Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof. For purposes of any Piggyback Registration, Registrable Securities shall mean only Common Shares.

                  (b) The Company shall use all commercially reasonable efforts to cause the managing Underwriter of a proposed underwritten offering to permit the Registrable Securities requested to be included in the registration statement for such offering under Section 8.5(a) or pursuant to other piggyback registration rights granted by the Company ("Piggyback Securities") to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, the Company shall not be required to include any holder's Piggyback Securities in such offering unless such holder accepts the terms, which shall be reasonable and customary, of the underwriting agreement between the Company and the managing Underwriter or Underwriters, and otherwise complies with the provisions of Section 8.15 below. If the managing Underwriter or Underwriters of a proposed underwritten offering advise the Company in writing that in their opinion the total amount of securities, including Piggyback Securities, to be included in such offering is sufficiently large to potentially impede or interfere with the offering, then in such event the securities to be included in such offering shall be allocated first to the Company or the holder or holders initiating such request for registration, as appropriate, and then, to the extent that any additional securities can, in the opinion of such managing Underwriter or Underwriters, be sold without any such potential to impede or interfere with the offering, pro rata among the holders of Piggyback Securities on the basis of the number of Registrable Securities requested to be included in such registration by each such holder; provided, however, that in the event a Piggyback Registration is triggered by a Demand Holder pursuant to Section 8.1, if the Demand Holder has sold or is selling (other than to a Permitted Transferee) at least 50% of its Initial Holdings, then the Registrable Securities to be included in such offering (after the inclusion in such registration of the number of

Registrable Securities of the Demand Holder triggering such 50% threshold) shall be allocated pro rata among the Demand Holder and the Parties holding Piggyback Securities on the basis of the number of Common Shares requested to be included in such registration by each such holder.

         VIII.6 Restrictions on Public Sale by Holder of Registrable Securities. Each Party (whether or not such Registrable Securities are included in a registration statement pursuant hereto) agrees not to effect any public sale or distribution of the class of securities being registered or of any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14 days prior to, and during the 180-day period beginning on the effective date of a registration statement filed pursuant hereto except as part of such registration if and to the extent requested by the managing Underwriter or Underwriters in the case of an underwritten public offering; provided, that such Underwriter requests all officers and directors of the Company and all Parties to enter into similar agreements.

         VIII.7 Restrictions on Public Sale by the Company and Others. The Company agrees (a) not to effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 180-day period (90-day period after the Company is a public reporting company) beginning on, the effective date of any registration statement which includes Registrable Securities and (b) that any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the period described in (a) above, including a sale pursuant to Rule 144 under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this Section 8.7 shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

         VIII.8 Deferral of Filing. The Company may defer the filing (but not the preparation) of a registration statement required hereunder until a date not later than 45 days after the Required Filing Date if (a) at the time the Company receives the Demand Request, the Company or its Subsidiaries are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders. A deferral of the filing of a registration statement pursuant to this Section 8.8 shall be lifted, and the requested registration statement shall be filed forthwith, if the negotiations or other activities are disclosed or terminated. In order to defer the filing of a registration statement pursuant to this Section 8.8, the Company shall promptly, upon determining to seek such deferral, deliver to each Demand Holder a certificate signed by the President or Chief Executive Officer of the Company stating that the Company is deferring such filing pursuant to this Section 8.8 and the basis therefor in reasonable detail. Within 20 days after receiving such certificate, the holders of a majority of the Registrable Securities held by the Demand Holders and for which registration was previously requested may withdraw such request by giving notice to the Company; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement. The Company may defer the filing of a particular registration statement pursuant to this
Section 8.8 only once in any 12-month period.

         VIII.9 Registration Procedures. Whenever any Registrable Securities are to be registered pursuant to Article VIII hereof, the Company will, at its expense, use its best efforts to effect the registration and the sale of such Registrable Securities under the Securities Act in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request, the Company will as expeditiously as practicable:

                  (a) prepare and file with the SEC a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts and proceed diligently and in good faith to cause such filed registration statement to become effective under the Securities Act; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to all Selling Holders and to one counsel reasonably acceptable to the Company selected by the Selling Holders, copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and the Company will pay the reasonable fees of such counsel; provided, that in connection with a Demand Registration, the Company shall not file any registration statement or prospectus, or any amendments or supplements thereto, if the Demand Holders who hold a majority of the Registrable Securities covered by such registration statement, their counsel, or the managing Underwriters shall reasonably object, in writing, on a timely basis;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period (except as provided in the last paragraph of this Article VIII) of not less than 270 consecutive days or, if shorter, the period terminating when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Selling Holders thereof set forth in such registration statement;

                  (c) furnish to each such Selling Holder such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder;

                  (d) notify the Selling Holders promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective under the Securities Act and each applicable state law, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event which makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement, prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (vi) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate;

                  (e) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

                  (f) cooperate with the Selling Holders and the managing Underwriter or Underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depositary Trust Company; and enable such Registrable Securities to be registered in such names as the managing Underwriter or Underwriters may request at least 2 business days prior to any sale of Registrable Securities;

                  (g) use its best efforts to register or qualify such Registrable Securities as promptly as practicable under such other securities or blue sky laws of such jurisdictions as any Selling Holder or managing Underwriter reasonably (in light of the intended plan of distribution) requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder or managing Underwriter to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (g), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                  (h) use its best efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holder or Selling Holders thereof to consummate the disposition of such Registrable Securities;

                  (i) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                  (j) make available for inspection by any Selling Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained, and paid, by any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such is made generally available to the public. Each Selling Holder of such Registrable Securities further agrees that it will, as soon as practicable upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                  (k) use its best efforts to obtain a comfort letter or comfort letters from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Selling Holders of a majority of the shares of Registrable Securities being sold or the managing Underwriter or Underwriters reasonably requests;

                  (l) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within 3 months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (m) use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or quoted on any inter-dealer quotation system on which similar securities issued by the Company are then quoted;

                  (n) if any event contemplated by paragraph (d)(v) above shall occur, as promptly as practicable prepare a supplement or amendment or post-effective amendment to such registration statement or the related prospectus or any document incorporated therein by reference or promptly file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (o) cooperate and assist in any filing required to be made with the National Association of Securities Dealers, Inc. and in the performance of any due diligence investigation by any underwriter, including any "qualified independent underwriter," or any Selling Holder; and

                  (p) cooperate fully with the marketing and sale of securities in accordance with this Agreement including, without limitation, providing marketing support and causing the appropriate member(s) of management to participate in "road show" presentations and attend meetings with Underwriters as requested by the Parties or the Underwriters.

                  The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with such registration. Notwithstanding anything herein to the contrary, the Company shall have the right to exclude from any offering the Registrable Securities of any Selling Holder who does not comply with the provisions of the immediately preceding sentence.

                  Each Selling Holder agrees that, upon receipt of any notice from the

Company of the happening of any event of the kind described in paragraph (d)(v) above, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (d)(v) above, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies, then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to paragraph
(d)(v) above to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of paragraph (d)(v) above.

         VIII.10 Registration Expenses. Subject to the provisions in Section
8.2 above with respect to a Demand Registration, in connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses (the "Registration Expenses"): (a) all registration and filing fees (including, without limitation, with respect to filings to be made with the National Association of Securities Dealers, Inc.),
(b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) printing expenses, (d) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) the fees and expenses incurred in connection with the listing on an exchange of the Registrable Securities, (f) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters), (g) the fees and expenses of any special experts retained by the Company in connection with such registration, (h) the reasonable fees and expenses of one counsel reasonably acceptable to the Company selected by the Selling Holders incurred in connection with the registration of such Registrable Securities hereunder and (i) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Rule 2720(c) of the National Association of Securities Dealers, Inc. The Company shall not have any obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or to pay any out-of-pocket expenses of any Party or their agents except as expressly set forth above.

         VIII.11 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the officers, directors, agents, general and limited partners, and employees of each Selling

Holder and each such controlling person from and against any and all losses, claims, damages, liabilities, and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder's behalf expressly for use therein; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this Section 8.11 shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the Persons asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that (a) it was the responsibility of such Selling Holder or any Underwriter or dealer for Selling Holder to provide such person with a current copy of the prospectus, (b) such Selling Holder was provided with a sufficient number of copies of the prospectus prior to the written confirmation of sale and (c) such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 8.11.

         VIII.12 Indemnification by Holder of Registrable Securities. Each Selling Holder agrees to indemnify and hold harmless the Company, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, agents and employees of the Company and each such controlling Person to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities. The liability of any Selling Holder under this Section 8.12 shall be limited to the aggregate cash and property received by such Selling Holder pursuant to the sale of Registrable Securities covered by such registration statement or prospectus.

         VIII.13 Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person entitled to indemnification under Section 8.11 or
8.12 above (an "Indemnified Party") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification under Section
8.11 or 8.12 above (an

"Indemnifying Party"), the Indemnified Party shall give prompt notice to the Indemnifying Party and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all reasonable expenses of such defense. Such Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party has agreed to pay such fees and expenses or (b) the Indemnifying Party fails promptly to assume the defense of such action or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and Indemnifying Party (or an Affiliate of the Indemnifying Party), and such Indemnified Party shall have been advised by counsel that there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party and such counsel reasonably determines that it is inappropriate for such counsel to represent both the Indemnifying Party (or such Affiliate of the Indemnifying Party) and the Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party). Notwithstanding the foregoing, the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable at any time for the fees and expenses of more than one separate firm of attorneys (together in each case with appropriate local counsel). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent (which consent will not be unreasonably withheld), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action of proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Party from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance satisfactory to the Indemnified Party, from all liability in respect of such action or proceeding for which such Indemnified Party would be entitled to indemnification hereunder.

         VIII.14 Contribution. If the indemnification provided for in this
Article VIII is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 8.14 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8.14, no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         VIII.15 Participation In Underwritten Registrations. No Party may participate in any underwritten registration hereunder unless such Party (a) agrees to sell such Party's Registrable Securities on the basis provided in any underwriting arrangements approved by the Person entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably and customarily required under the terms of such underwriting arrangements and this Agreement, and (c) if requested by another Person participating in such underwritten registration, provides that all securities convertible or exchangeable into Registrable Securities that are included in such underwritten registration shall be so converted or exchanged on or prior to the consummation thereof.


         ARTICLE IX

         TERMINATION

         This Agreement shall terminate upon the earlier of (i) the dissolution, liquidation, or winding-up of the Company or (ii) the date on which DLJMB is no longer the beneficial owner of at least five percent of the Fully-Diluted Common Shares; provided, that the provisions of Article VIII shall survive until the earlier of (i) the date that neither DLJMB nor the Existing Arcade Investors beneficially own at least one percent of the Fully-Diluted Common Shares or (ii) 10 years from the date hereof. A Person who ceases to hold any Shares or Common Share Equivalents and who ceases to beneficially own any Shares or Common Share Equivalents shall cease to be a Party and shall have no further rights or obligations under this Agreement.


         ARTICLE X

         MISCELLANEOUS

         X.1 Amendment. Any provision of this Agreement may be altered, supplemented, amended, or waived only by the written consent of a majority of the Fully-Diluted Common Shares held by DLJMB; provided, however, that no supplement, amendment or waiver shall adversely affect the rights of the Minority Investors hereunder without the written consent of a majority of the holders of the Fully-Diluted Common Shares held by the Minority Investors; and provided further that no supplement, amendment or waiver shall adversely affect the rights of any Bridge Party hereunder without the written consent of a majority of the holders of the Fully-Diluted Common Shares held by the Bridge Parties.

         X.2 Specific Performance. The Parties and the Company recognize that the obligations imposed on them in this Agreement are special, unique, and of extraordinary character, and that in the event of breach by any party, damages will be an insufficient remedy; consequently, it is agreed that the Parties and the Company may have specific performance and injunctive relief (in addition to damages) as a remedy for the enforcement hereof, without proving damages.

         X.3 Assignment. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties and the Company. No such assignment shall relieve the assignor from any liability hereunder. Any purported assignment made in violation of this Section 10.3 shall be void and of no force and effect.

         X.4 Shares Subject to this Agreement. All Shares now owned or hereafter acquired by any of the Parties shall be subject to, and entitled to the benefits of, the terms of this Agreement.

         X.5 Legends and Restrictions.

             (a) Each certificate for Shares and Common Share Equivalents held by any Party shall include each of the legends in substantially the following form, until such time as such legend(s) is no longer required by applicable securities laws or by this Agreement, at which time the holder thereof shall be entitled to receive from the Company, without expense to such holder, new certificate(s) not bearing such restrictive legends.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, OR (ii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

                  THIS SECURITY IS SUBJECT TO CERTAIN VOTING AGREEMENTS, RESTRICTIONS ON TRANSFER, AND OTHER TERMS AND CONDITIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF DECEMBER 15, 1997, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

                  (b) Any purported sale or transfer of the Shares or Common Share Equivalents in violation of applicable securities laws or the provisions of this Agreement shall be void ab initio and of no force or effect. Other than sales to the public pursuant to an effective registration statement or sales to the public pursuant to Rule 144 under the Securities Act otherwise permitted hereunder, each Party will cause any proposed transferee of any Shares or Common Share Equivalents held by it to execute and deliver to the Company an Instrument of Accession signed by such transferee in the form attached hereto as Exhibit B.

         X.6 Notices. Any and all notices, designations, consents, offers, acceptances, or other communications provided for herein (each a "Notice") shall be given in writing by overnight courier, telegram, or telecopy which shall be addressed, or sent, to the respective addresses as follows (or such other address as the Company or any Party may specify to the Company and all other Parties by Notice):

The Company:

                                    AHC I Acquisition Corp.
                                    c/o DLJ Merchant Banking Partners II, L.P.
                                    277 Park Avenue
                                    New York, New York 10172
                                    Attention: David Wittels
                                    Telecopy No.: 212/892-7272

                                    DLJ Merchant Banking Partners II, L.P.
                                    277 Park Avenue
                                    New York, New York 10172
                                    Attention: David Wittels
                                    Telecopy No.: 212/892-7272

                                    with a copy to:

                                    R. Scott Cohen
                                    Weil, Gotshal & Manges LLP
                                    100 Crescent Court, Suite 1300
                                    Dallas, Texas 75201
                                    Telecopy No.:  (214) 746-7700

Each Other Party:

                                    To such address or telecopy number of such
Party as is set forth on the share transfer records of the Company at such time.

All Notices shall be deemed effective and received (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; (b) if given by overnight courier, on the business day immediately following the day on which such Notice is delivered to a reputable overnight courier service; or (c) if given by telegram, when such Notice is delivered at the address specified above.

         X.7 Confidentiality. The Parties shall, and shall cause their respective officers, directors, employees, and agents and the subsidiaries of the Parties and their respective officers, directors, employees, and agents to, hold confidential and not use in any manner detrimental to the Company or any of its Subsidiaries all confidential information they may have or obtain concerning the Company or any of its Subsidiaries and their respective assets, business, operations, or prospects ("Confidential Information"); provided, however, that the foregoing shall not apply to (a) information that is or becomes generally available to the public other than as a result of a disclosure by a Party or any of its employees, agents, accountants, legal counsel, or other representatives, (b) information that is or becomes available to a Party or any of its employees, agents, accountants, legal counsel, or other representatives on a nonconfidential basis prior to its disclosure by the Company or its employees, agents, accountants, legal counsel, or other representatives, and (c) information that is required to be disclosed by a Party or any of its employees, agents, accountants, legal counsel, or other representatives as a result of any applicable law, rule, or regulation of any governmental authority or stock exchange. If any Party desires to sell Shares and in connection with such potential sale desires to disclose information regarding the

Company to the potential purchaser in such sale which it is not permitted to disclose pursuant to the preceding sentence, such Party shall notify the Company of such Party's desire to disclose such information and shall identify the potential purchaser in such notification. The Company may require any such potential purchaser of Shares to enter into a confidentiality agreement with respect to Confidential Information on customary terms used in confidentiality agreements in connection with corporate acquisitions.

         X.8 Counterparts. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed to be an original and which counterparts together shall constitute one and the same agreement of the parties hereto.

         X.9 Section Headings. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, or extend the scope or intent of this Agreement or any provisions hereof.

         X.10 Choice of Law. This Agreement shall be governed by the internal laws of the State of New York without regard to the principles of conflict of laws thereof.

         X.11 Entire Agreement. This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto.

         X.12 Cumulative Rights. The rights of the Parties and the Company under this Agreement are cumulative and in addition to all similar and other rights of the parties under other agreements.

         X.13 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

         X.14 Financial Information. The Company shall provide to the Parties
(i) unaudited quarterly consolidated financial statements within 45 days after the end of each fiscal quarter (except for the last quarter of the Company's fiscal year) and (ii) audited annual consolidated financial statements within 90 days after the end of each fiscal year. Such financial statements shall present fairly, in all material respects, the financial position, cash flows and results of operations of the Company and its subsidiaries at the dates and for the periods indicated therein. In addition, the Company shall provide to DLJMB unaudited monthly consolidated financial statements within 20 days after the end of each calendar month. The recipients shall hold such information in confidence pursuant to Section 10.7. The Company's obligation to provide such financial information to the Minority Investors shall terminate at such time as the Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

         [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the date first above written.

                                    AHC I ACQUISITION CORP.


                                    By:
                                    ----------------------------------------
                                            David Wittels,
                                            Vice President


                                    DLJMB FUNDING II, INC.


                                    By:
                                    ----------------------------------------
                                            David Wittels,
                                            Attorney-in-Fact


                                    DLJ MERCHANT BANKING PARTNERS II, L.P.

                                    By:     DLJ MERCHANT BANKING II, INC.,
                                             Its Managing General Partner

                                            By:
                                               -----------------------------
                                                     David Wittels,
                                                     Attorney-in-Fact


                                    DLJ MERCHANT BANKING PARTNERS II-A, L.P.

                                    By:     DLJ MERCHANT BANKING II, INC.,
                                             Its Managing General Partner

                                            By:
                                               -----------------------------
                                                     David Wittels,
                                                     Attorney-in-Fact



                                    DLJ DIVERSIFIED PARTNERS, L.P.

                                    By:     DLJ DIVERSIFIED PARTNERS, INC.

                                            By:
                                               -----------------------------
                                                     David Wittels,
                                                     Attorney-in-Fact


                                    DLJ DIVERSIFIED PARTNERS-A, L.P.

                                    By:     DLJ DIVERSIFIED PARTNERS, INC.

                                            By:
                                               -----------------------------
                                                     David Wittels,
                                                     Attorney-in-Fact


                                    DLJ MILLENNIUM PARTNERS, L.P.

                                    By:     DLJ MERCHANT BANKING II, INC.

                                            By:
                                               -----------------------------
                                                     David Wittels,
                                                     Attorney-in-Fact


                                    DLJ MILLENNIUM PARTNERS-A, L.P.

                                    By:     DLJ MERCHANT BANKING II, INC.

                                            By:
                                               -----------------------------
                                                     David Wittels,
                                                     Attorney-in-Fact


                                    DLJ FIRST ESC L.P.

                                    By:     DLJ LBO PLANS MANAGEMENT CORPORATION
                                            Its General Partner

                                            By:
                                               -----------------------------
                                                     David Wittels,
                                                     Attorney-in-Fact


                                    DLJ OFFSHORE PARTNERS II, C.V.

                                    By:     DLJ MERCHANT BANKING II, INC.
                                            Its Managing General Partner

                                            By:
                                               -----------------------------
                                                     David Wittels,
                                                     Attorney-in-Fact


                                    DLJ EAB PARTNERS, L.P.

                                    By:     DLJ LBO PLANS MANAGEMENT CORPORATION

                                            By:
                                               -----------------------------
                                                     David Wittels,
                                                     Attorney-in-Fact


                                    UK INVESTMENT PLAN 1997 PARTNERS

                                    By:     DONALDSON LUFKIN & JENRETTE, INC.

                                            By:
                                               -----------------------------
                                                     David Wittels,
                                                     Attorney-in-Fact


                                    LIBERTY PARTNERS HOLDINGS 4, L.L.C.

                                            By:
                                               -----------------------------
                                            Name:
                                               -----------------------------
                                            Title:
                                               -----------------------------



                                    ----------------------------------------
                                    Roger L. Barnett



                                    ----------------------------------------
                                    Craig Barnett

                                    ----------------------------------------
                                    Hubert Brown



                                    ----------------------------------------
                                    Gordon W. Jones

                                    SCRATCH & SNIFF FUNDING, INC.


                                    By:
                                    ----------------------------------------
                                    Name:
                                    ----------------------------------------
                                    Title:
                                    ----------------------------------------

         SCHEDULE I

         INITIAL HOLDINGS

                                                    Number of
                                                   Fully-Diluted
                                                   Common Shares
Party                                              Initially Held
-----                                              --------------
DLJ Merchant Banking Partners II, L.P
DLJ Merchant Banking Partners II-A, L.P.
DLJMB Funding II, Inc. DLJ Diversified Partners, L.P.
DLJ Diversified Partners-A, L.P.
DLJ Millennium Partners, L.P.
DLJ Millennium Partners-A, L.P.
DLJ First ESC L.P.
DLJ Offshore Partners II, C.V.
DLJ EAB Partners, L.P.
UK Investment Plan 1997 Partners
Liberty Partners Holdings 4, L.L.C.
Roger L. Barnett
Craig Barnett
Gordon W. Jones
Hubert Brown
Scratch & Sniff Funding, Inc.

         EXHIBIT A
         to Stockholders Agreement

         FORM OF EXCLUSIVE FINANCIAL ADVISOR AND
INVESTMENT BANKING ADVISOR

         EXHIBIT B
         to Stockholders Agreement

         INSTRUMENT OF ACCESSION

         Reference is made to that certain Stockholders Agreement dated as of _____________, 1997, a copy of which is attached hereto (as amended and in effect from time to time, the "Stockholders Agreement"), among AHC I Acquisition Corp., a Delaware corporation (the "Company"), and the persons set forth therein.

         The undersigned, ________________________, in order to become the owner or holder of ______________________________, hereby agrees that by the undersigned's execution hereof the undersigned is a party to the Stockholders Agreement subject to all of the applicable restrictions, conditions and obligations set forth in the Stockholders Agreement. This Instrument of Accession shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the State of New York.



                                    ----------------------------------------
                                                    Signature

                                    Address:
                                    ----------------------------------------


                                    ----------------------------------------


                                    ----------------------------------------

                                    Date:
                                    ----------------------------------------


ACCEPTED:

AHC I Acquisition Corp.


By:
----------------------------------
Name:
----------------------------------
Title:
----------------------------------
Date:
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